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                                                                    EXHIBIT 10.1

                                    TOO, INC.

                       FIRST AMENDED AND RESTATED SAVINGS
                               AND RETIREMENT PLAN

                             (AMENDED MAY 10, 2000)

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I INTRODUCTION......................................................22

         1.1.     Adoption and Effective Date...............................22

         1.2.     Purpose...................................................22


ARTICLE II DEFINITIONS......................................................22

         2.1.     Account...................................................22

         2.2.     Administrative Committee..................................22

         2.3.     Affiliate.................................................22

         2.4.     Aggregation Group.........................................22

         2.5.     Associate.................................................22

         2.6.     Basic Contribution........................................22

         2.7.     Beneficiary...............................................22

         2.8.     Board of Directors........................................22

         2.9.     Break in Service..........................................23

         2.10.    Change in Control.........................................23

         2.11.    Code......................................................24

         2.12.    Company...................................................24

         2.13.    Compensation..............................................24

         2.14.    Compensation Deferral Limit...............................24

         2.15.    Contribution Percentage Limit.............................25

         2.16     Effective Date............................................25

         2.17.    Eligibility Computation Period............................25

         2.18.    Employer..................................................25

         2.19.    Employer Stock............................................25

         2.20.    Employer Stock Fund.......................................25

         2.21.    Enrollment and Change Designation.........................25

         2.22.    Enrollment Period.........................................26

         2.23.    ERISA.....................................................26

         2.24.    Highly Compensated Associate..............................26

         2.25.    Hour of Service...........................................26

         2.26.    Investment Funds..........................................26

         2.27.    Key Associate.............................................26

         2.28.    Leased Employee...........................................27

         2.29.    Matching Account..........................................27


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         2.30.    Matching Contribution.......................................27

         2.31.    Named Fiduciary.............................................27

         2.32.    Non-Highly Compensated Associate............................27

         2.33.    Non-Key Associate...........................................27

         2.34.    Normal Retirement Date......................................27

         2.35.    Participant.................................................27

         2.36.    Plan........................................................27

         2.37.    Plan Year...................................................27

         2.38.    Post-Tax Savings Account....................................27

         2.39.    Pre-Tax Savings Account.....................................27

         2.40.    Pre-Tax Savings Contribution................................27

         2.41.    Retirement Account..........................................27

         2.42.    Retirement Contribution.....................................28

         2.43.    Rollover Account............................................28

         2.44.    Rollover Contribution.......................................28

         2.45.    Section 16 Person...........................................28

         2.46.    Separation Date.............................................28

         2.47.    Supplemental Contribution...................................28

         2.48.    Taxable Wage Base...........................................28

         2.49.    The Limited

         2.50.    The Limited Plan............................................28

         2.51.    The Limited Stock...........................................28

         2.52.    The Limited Common Stock Fund...............................28

         2.53.    Too, Inc. Stock or Company Stock............................28

         2.54.    Too, Inc. Common Stock Fund.................................28

         2.55.    Top-Heavy Plan..............................................28

         2.56.    Total and Permanent Disability..............................29

         2.57.    Trust Agreement.............................................29

         2.58.    Trustee.....................................................29

         2.59.    Trust Fund or Trust.........................................29

         2.60.    Valuation Date..............................................29

         2.61.    Year of Eligibility Service.................................29

         2.62.    Year of Vesting Service.....................................29


ARTICLE  III PARTICIPATION....................................................29

         3.1.     Eligibility.................................................29

         3.2.     Waiver of Participation.....................................30

         3.3.     Change in Status............................................30

         3.4.     Omission of Eligible Associate..............................30

         3.5.     Inclusion of Ineligible Associate...........................30


ARTICLE IV CONTRIBUTIONS......................................................30

         4.1.     Retirement Contributions....................................30

         4.2.     Pre-Tax Savings Contributions...............................31

         4.3.     Matching Contributions......................................32

         4.4.     Rollover Contributions......................................33

         4.5.     Timing of Contributions.....................................33

         4.6.     Annual Additions and Limitations............................34

         4.7.     Forfeitures.................................................34

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         4.8.  Exclusive Benefit; Refund of Contributions....................35

         4.9.  Account Transfers from The Limited Plan.......................35


ARTICLE V  INVESTMENT OF THE TRUST FUND......................................36

         5.1. Investment Direction...........................................36

         5.2. Absence of Investment Direction................................36

         5.3. Investment Funds...............................................36

         5.4. The Limited Stock..............................................36

         5.5. Investment in Too, Inc. Stock..................................37

         5.6. Voting Employer Securities.....................................37

         5.7. Tender Offers..................................................37

         5.8. Investment Managers............................................37


ARTICLE VI VALUATIONS AND CREDITING..........................................38

         6.1. Valuations.....................................................38

         6.2. Credits to and Charges Against Accounts........................38

         6.3. Expenses.......................................................38

         6.4. Reimbursement of Trust Fund....................................38


ARTICLE VII  VESTING AND SEPARATION FROM SERVICE.............................39

         7.1. Vested Percentage..............................................39

         7.2. Forfeiture and Restoration.....................................39

         7.3. Effect of Breaks in Service....................................39

         7.4. Amendments to Vesting Schedule.................................40


ARTICLE VIII BENEFITS........................................................40

         8.1. Forms of Benefit Payments......................................40

         8.2. Retirement Benefit.............................................41

         8.3. Death Benefit..................................................42

         8.4. Beneficiary Designation........................................43

         8.5. In-Service Withdrawals.........................................43

         8.6. Distributions for Hardship.....................................43

         8.7. Post Distribution Credits......................................44

         8.8. Prevention of Escheat..........................................44


ARTICLE IX  TOP HEAVY PLAN PROVISIONS........................................45

         9.1. Vesting Schedule Modifications.................................45

         9.2. Minimum Benefits...............................................45

         9.3. Adjustment in Benefit Limitations..............................45


ARTICLE X  THE ADMINISTRATIVE COMMITTEE......................................46

         10.1. Appointment and Tenure........................................46

         10.2. Meetings: Majority Rule.......................................46

         10.3. Delegation....................................................46

         10.4. Reporting and Disclosure......................................46



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         10.5. Construction of the Plan.......................................47

         10.6. Engagement of Assistants and Advisors..........................47

         10.7. Bonding........................................................47

         10.8. Compensation...................................................47

         10.9. Indemnification of the Administrative Committee................47


ARTICLE XI  ALLOCATION OF AUTHORITY AND RESPONSIBILITIES......................47

         11.1. Authority and Responsibilities of the Company..................47

         11.2. Authority and Responsibilities of the Administrative
               Committee......................................................48

         11.3. Authority and Responsibilities of the Trustee..................48

         11.4. Limitations on Obligations.....................................48


ARTICLE XII  CLAIMS PROCEDURES................................................48

         12.1. Application for Benefits.......................................48

         12.2. Appeals of Denied Claims for Benefits..........................48

         12.3. Review of Decision.............................................49


ARTICLE XIII AMENDMENT, TERMINATION, MERGERS AND CONSOLIDATIONS...............49

         13.1. Amendment......................................................49

         13.2. Termination....................................................49

         13.3. Permanent Discontinuance of Contributions......................50

         13.4. Suspension of Employer Contributions

         13.5. Mergers and Consolidations of Plans............................50

         13.6. Transfers of Assets to or from Plan............................50


ARTICLE XIV PARTICIPATING EMPLOYERS ..........................................50

         14.1. Adoption by Other Corporations.................................50

         14.2. Requirements of Participating Employers........................50

         14.3. Designation of Agent...........................................51

         14.4. Discontinuance of Participation................................51

         14.5. Administrative Committee's Authority...........................51


ARTICLE XV MISCELLANEOUS PROVISIONS...........................................51

         15.1. Nonalienation of Benefits......................................51

         15.2. No Contract of Employment......................................51

         15.3. Severability...................................................51

         15.4. Successors.....................................................52

         15.5. Captions.......................................................52

         15.6. Gender and Number..............................................52

         15.7. Controlling Law................................................52

         15.8. Title to Assets................................................52

         15.9. Payments to Minors, Etc........................................52

         15.10. Risk to Participants..........................................52

         15.11. Entire Agreement; Successors..................................52

         15.12. Electronic and Telephonic Elections...........................52


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                                    ARTICLE I
                                  INTRODUCTION

1.1. ADOPTION AND EFFECTIVE DATE. Too, Inc., a Delaware corporation (the "Company"), hereby adopts the Too, Inc. Savings and Retirement Plan (the "Plan") effective as of October 1, 1999.

1.2. PURPOSE. The Company adopts this Plan in order to provide eligible associates with retirement benefits and the opportunity to reduce their current income for Federal income tax purposes while saving for retirement. The Company intends that the Plan shall qualify as a profit sharing plan and cash or deferred arrangement under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") and meet the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that the Trust established in connection with the Plan shall be exempt from taxation under Section 501(a) of the Code.

                                   ARTICLE II
                                   DEFINITIONS

The following terms shall have the meanings assigned in this Section, which shall be equally applicable to the singular and plural forms of such terms, unless the context requires otherwise, when used in this Plan.

2.1. ACCOUNT means the account maintained for a Participant under the Plan. A Participant's Account shall consist of his or her Retirement, Pre-Tax Savings, Post-Tax Savings, Matching and Rollover Accounts.

2.2. ADMINISTRATIVE COMMITTEE means the Savings and Retirement Plan Committee, or its delegate, appointed by the Company under the Plan or, in the absence of such appointment, the Company.

2.3. AFFILIATE means (i) any corporation that is a member of a controlled group of corporations, as defined in Section 414(b) of the Code, of which the Company is a member; (ii) any other trade or business (whether or not incorporated) that is under common control, as defined in Section 414(c) of the Code, with the Company; (iii) any business that is a member of an affiliated service group, as defined in Section 414(m) of the Code, of which the Company is a member; and (iv) any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

2.4. AGGREGATION GROUP means (i) the Plan, (ii) any plan of an Affiliate in which a Key Associate or any of a Key Associate's Beneficiaries is a participant, (iii) any plan which enables any plan described in subsections (i) or (ii) to meet the requirements of Sections 401(a)(4) or 410 of the Code, and (iv) any plan of any Affiliate designated by the Company, the inclusion of which in the Aggregation Group would not cause the Aggregation Group to fail to meet the requirements of Sections 401(a)(4) and 410 of the Code.

2.5. ASSOCIATE means any person employed by the Employer in a category of employment designated by the Employer as eligible for participation in the Plan other than a person who is (i) included in a unit of employees covered by the terms of a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, (ii) described in Section 410(b)(3)(C) of the Code, and (iii) a Leased Employee.

2.6. BASIC CONTRIBUTION means so much of a Participant's Pre-Tax Savings Contribution as does not exceed 3% of the Participant's Compensation.

2.7      BENEFICIARY means the beneficiary under the Plan of any deceased
         Participant.

2.8. BOARD OF DIRECTORS means the Board of Directors of the Company or the Executive Committee of the Board.

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2.9.     BREAK IN SERVICE means a Plan Year in which a person is not employed by the Employer on the last day of the Plan Year and does not complete at least 500 Hours of Service during the Plan Year. If an Associate is absent from work for any period by reason of pregnancy or the birth or placement for adoption of a child, or in order to care for a child for a period immediately following the birth or placement, then for purposes of determining whether a Break in Service has occurred (and not for purposes of determining Years of Eligibility Service and Years of Vesting Service) such Associate shall be credited with the Hours of Service which otherwise normally would have been credited to such Associate, or, if the Administrative Committee is unable to determine the number of such Hours of Service, eight Hours of Service for each day of such absence, not to exceed 501 Hours. The Hours of Service credited to an Associate under this definition shall be treated as Hours of Service in the Plan Year in which the absence from work begins, if the Associate would be prevented from incurring a Break in Service in such year solely because of such Hours of Service or, in any other case, in the immediately following Plan Year. The Administrative Committee may require that the Associate certify and/or supply documentation that his or her absence is for one of the permitted reasons and the number of days for which there was such an absence.

         For purposes of determining whether an Associate has incurred a Break in Service, an Associate who is on unpaid leave of absence taken under the Family and Medical Leave Act of 1993 shall be credited with the Hours of Service with which he or she would normally have been credited if such leave had not been taken. In addition, an Associate on such leave on the last day of a Plan Year shall be treated as employed on such date for purposes of determining whether a Break in Service has been incurred.

2.10     CHANGE IN CONTROL means the occurrence of any of the following:

         (a) Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities (a "25% Shareholder") provided however, that the term 25% Shareholder shall not include any Person if such Person would not otherwise be a 25% Shareholder but for a reduction in the number of outstanding voting shares resulting from a stock repurchase program or other similar plan of the Company or from a self-tender offer of the Company, which plan or tender offer commenced on or after the date hereof, provided, however, that the term "25% Shareholder" shall include such Person from and after the first date upon which
                  (A) such Person, since the date of the commencement of such plan or tender offer, shall have acquired Beneficial Ownership of, in the aggregate, a number of voting shares of the Company equal to 1% or more of the voting shares of the Company then outstanding, and (B) such Person, together with all affiliates and associates of such Person, shall Beneficially Own 25% or more of the voting shares of the Company then outstanding. In calculating the percentage of the outstanding voting shares that are Beneficially Owned by a Person for purposes of this definition, voting Shares that are Beneficially Owned by such Person shall be deemed outstanding, and voting shares that are not Beneficially Owned by such Person and that are subject to issuance upon the exercise or conversion of outstanding conversion rights, exchange rights, rights, warrants or options shall not be deemed outstanding. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person that would otherwise be a 25% Shareholder pursuant to the foregoing provisions of this definition has become such inadvertently, and such Person (a) promptly notifies the Board of Directors of such status and
                  (b)as promptly as practicable thereafter, either divests of a sufficient number of voting shares so that such Person would no longer be a 25% Shareholder, or causes any other circumstance, such as the existence of an agreement respecting voting shares, to be eliminated such that such Person would no longer be a 25% Shareholder as defined pursuant to this definition, then such Person shall not be deemed to be a 25% Shareholder for any purposes of this Agreement. Any determination made by the Board of Directors of the Company as to whether any Person is or is not a 25% Shareholder shall be conclusive and binding; or

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         (b)      A change in composition of the Board of Directors of the
                  Corporation occurring any time during a consecutive two-year period as a result of which fewer than a majority of the Board of Directors are Continuing Directors (for purposes of this section, the term "Continuing Director" means a director who was either (A) first elected or appointed as a Director prior May 10, 2000; or (B) subsequently elected or appointed as a director if such director was nominated or appointed by at least a majority of the then Continuing Directors); or

         (c)      Any of the following occurs:

                  (i) a merger or consolidation of the Corporation, other than a merger or consolidation in which the voting securities of the Corporation immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) 60% or more of the combined voting power of the Corporation or surviving entity immediately after the merger or consolidation with another entity;

                  (ii) a sale, exchange, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Corporation which shall include, without limitation, the sale of assets aggregating more than 50% of the assets of the Corporation on a consolidated basis;

                  (iii)    a liquidation or dissolution of the Corporation;

                  (iv) a reorganization, reverse stock split, or recapitalization of the Corporation which would result in any of the foregoing; or

                  (v) a transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

2.11. CODE means the Internal Revenue Code of 1986, as now or hereafter existing, amended, construed, interpreted, and applied by regulations, ruling or cases.

2.12. COMPANY means Too, Inc., a Delaware corporation, and any successor thereto.

2.13. COMPENSATION means amounts received from the Employer while the Associate is a Participant which are basic salary or wages, overtime payments, vacation, holiday and sick pay, short term disability pay, bonuses, contest earnings or any other direct current compensation which is required to be reflected on the Participant's Form W-2 for the Plan Year, without giving effect to any reduction of compensation resulting from an Enrollment and Change Designation or a salary reduction arrangement pursuant to Section 125 of the Code, but shall not include Employer contributions to Social Security, Employer or Associate contributions to this or any other deferred compensation plan or program, severance pay, stock options, long term disability income payments, relocation expense reimbursement, or the value of any other fringe benefits provided at the expense of the Employer.

         The annual Compensation of each Participant taken into account under the Plan shall not exceed $160,000, as adjusted in accordance with
         Section 401(a)(17)(B) of the Code.

2.14. COMPENSATION DEFERRAL LIMIT for Highly Compensated Associates means the greater of:

         (a) the average actual Pre-Tax Savings Contribution deferral percentage of all Non-Highly Compensated Associates for the prior Plan Year multiplied by 1.25, or

         (b)      the lesser of:

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                  (i)      the average actual Pre-Tax Savings Contribution
                           deferral percentage of Non-Highly Compensated Associates for the prior Plan Year multiplied by two, or

                  (ii) the average actual Pre-Tax Savings Contribution deferral percentage of Non-Highly Compensated Associates for the prior Plan Year plus two percentage points,

         as determined under Section 401(k)(3) of the Code and the regulations thereunder. A Participant's actual Pre-Tax Savings Contribution deferral percentage is the Participant's Pre-Tax Savings Contributions for the Plan Year, divided by the Participant's compensation while a Participant, as defined in Section 415(c) of the Code, without giving effect to any reduction of compensation resulting from an Enrollment and Change Designation or any other salary reduction arrangement.

2.15. CONTRIBUTION PERCENTAGE LIMIT for Highly Compensated Associates means the greater of:

         (a) the average contribution percentage of Non-Highly Compensated Associates for the prior Plan Year multiplied by 1.25, or

         (b)      the lesser of:

                  (i) the average contribution percentage of Non-Highly Compensated Associates for the prior Plan Year multiplied by two, or

                  (ii) the average contribution percentage of Non-Highly Compensated Associates for the prior Plan Year plus two percentage points,

         as determined under Section 401(m) of the Code and the regulations thereunder. The contribution percentage of a Participant is the Matching Contributions allocated to the Participant for the Plan Year, divided by the Participant's compensation while a Participant, as defined in Section 415(c) of the Code, without giving effect to any reduction of compensation resulting from an Enrollment and Change Designation or any other salary reduction arrangement. For purposes of determining whether the Contribution Percentage Limit has been exceeded, amounts contributed to a Participant's Pre-Tax Savings Account pursuant to Section 4.3(b) hereof may be treated as Matching Contributions if such amounts have not been taken into account for purposes of determining whether the Contribution Deferral Limit has been exceeded.

2.16. EFFECTIVE DATE means October 1, 1999, the date on which the Plan first became effective.

2.17. ELIGIBILITY COMPUTATION PERIOD means: (i) the initial Eligibility Computation Period of 12 consecutive months commencing on the date during a period of employment on which an Associate is first credited with an Hour of Service for the performance of duties for the Employer; and (ii) each and every full Plan Year during which the Associate is in the service of the Employer, commencing with the Plan Year in which falls the last day of an Associate's initial Eligibility Computation Period.

2.18. EMPLOYER means the Company and any Affiliate which elects to become a participating employer under the Plan in accordance with the provisions of Article XIV.

2.19. EMPLOYER STOCK shall mean Too, Inc. Stock or The Limited Stock held in a Participant's Account.

2.20. EMPLOYER STOCK FUND shall mean the Too, Inc. Common Stock Fund and/or The Limited Common Stock Fund.

2.21. ENROLLMENT AND CHANGE DESIGNATION means an agreement, on a form or by a method prescribed by the Administrative Committee, between a Participant and the Employer providing for reduction of the Participant's


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         Compensation and the making of Pre-Tax Savings Contributions by the
         Employer to the Plan and for designation of one or more Investment
         Funds.

2.22.    ENROLLMENT PERIOD means each calendar month of a Plan Year.

2.23. ERISA means the Employee Retirement Income Security Act of 1974, as now or hereafter existing, amended, construed, interpreted, and applied by regulations, rulings or cases.

2.24. HIGHLY COMPENSATED ASSOCIATE means any Associate who performs services for the Employer during the Plan Year of determination and who, during the prior Plan Year (A) was a 5-percent owner at any time during the year or the preceding year, or (B) for the preceding year (i) had compensation from the Employer in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code, and (ii) if the Employer elects application of this clause for such preceding year, was in the top-paid group of Associates for such preceding year. An Associate is in the top-paid group of Associates for any year if such Associate is in the group consisting of the top 20 percent of Associates when ranked on the basis of compensation paid during such plan year. An Associate shall be treated as a "5-percent owner" for any year if at the time during such year such Associate was a 5-percent owner (as defined in Section 416(i)(1) of the Code). For purposes of this definition, "compensation" has the meaning set forth in Section 415(c)(3) of the Code. The determination of who is a Highly Compensated Associate shall be made in accordance with Section 414(q) of the Code and the regulations thereunder

2.25. HOUR OF SERVICE means (i) each hour for which a person is paid or entitled to payment for the performance of duties for the Company or an Affiliate during the applicable computation period, (ii) each hour for which a person is paid or entitled to payment by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury or military duty or leave of absence, and
         (iii) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate. For the purpose of determining Years of Eligibility Service, if a person's Hours of Service in an Eligibility Computation Period cannot be determined without undue administrative difficulty, such person shall be credited with 190 Hours of Service for each month in which he or she completes one Hour of Service. Notwithstanding the foregoing,
         (i) not more that 501 Hours of Service shall be credited to any person on account of any single continuous period during which such person performs no duties, (ii) no credit shall be granted for any period with respect to which a person receives payment or is entitled to payment under a plan maintain solely for the purpose of complying with applicable worker's compensation or disability insurance laws, and
         (iii) no credit shall be granted for a payment which solely reimburses a person for medical or medically-related expenses incurred by such person. Hours of Service shall be credited to the Plan Year in which payment for such Hours of Service is made. Determination and crediting of Hours of Service shall be made under Department of Labor Regulations Sections 2530.200b-2 and 3.

2.26.    INVESTMENT FUNDS means the funds described in Section 5.3.

2.27. KEY ASSOCIATE means a "key employee" as defined in Section 416(i) of the Code and the regulations thereunder.

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2.28.    LEASED EMPLOYEE means any person (other than an Associate) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed by Associates under the primary direction or control of the recipient. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. A person who would otherwise be considered a Leased Employee shall not be considered a Leased Employee if (i) such person is covered by a money-purchase pension plan providing for: (A) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the person's gross income under
         Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code, (B) immediate participation, and (C) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the Employer's Non-Highly Compensated Associates.

2.29. MATCHING ACCOUNT means the portion of the Account of a Participant consisting of Matching Contributions, as adjusted under the Plan.

2.30. MATCHING CONTRIBUTION means the amount contributed by the Employer under Section 4.3.

2.31. NAMED FIDUCIARY means the Administrative Committee. Each Named Fiduciary shall have only those particular powers, duties, responsibilities and obligations specifically given to it under this Plan or the Trust Agreement. Any Named Fiduciary, if so appointed, may perform in more than one fiduciary capacity.

2.32. NON-HIGHLY COMPENSATED ASSOCIATE means any Associate other than a Highly Compensated Associate.

2.33.    NON-KEY ASSOCIATE means any Associate who is not a Key Associate.

2.34.    NORMAL RETIREMENT DATE means the date a Participant attains age 65.

2.35. PARTICIPANT means any person who has been admitted to participation in the Plan and has not ceased participation in the Plan.

2.36. PLAN means Too, Inc. Savings and Retirement Plan, a profit sharing plan with a cash or deferred feature, as set forth herein and as the same may from time to time be amended.

2.37. PLAN YEAR means for the first Plan Year, the period beginning October 1, 1999 and ending on the last day of the annual payroll period, and, thereafter, the annual payroll period.

2.38. POST-TAX SAVINGS ACCOUNT means the portion of the Account of a Participant consisting of post-tax savings contributions made while a participant in The Limited Plan, as adjusted under the Plan.

2.39. PRE-TAX SAVINGS ACCOUNT means the portion of the account of a Participant consisting of Pre-Tax Savings Contributions, as adjusted under the Plan.

2.40. PRE-TAX SAVINGS CONTRIBUTION means the amount contributed by the Employer as a result of a Participant's election on an Enrollment and Change Designation to reduce his or her Compensation.

2.41. RETIREMENT ACCOUNT means the portion of the Account of a Participant consisting of Retirement Contributions, as adjusted under the Plan.

2.42. RETIREMENT CONTRIBUTION means the amount contributed by the Employer under Section 4.1.

2.43. ROLLOVER ACCOUNT means the portion of the Account of a Participant consisting of Rollover Contributions, as adjusted under the Plan.

2.44. ROLLOVER CONTRIBUTION means the amount contributed by an Associate as a rollover contribution in accordance with Section 402 of the Code.

2.45. SECTION 16 PERSON means (i) any member of the Board of Directors of the Company; (ii) the president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division or function, of the Company, any other officer of the Company who performs a policy-making function, or any other person who performs similar policy-making functions for the Company; or (iii) any person who is the beneficial owner of more than 10% of the Company's equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934. The Chief Financial Officer of the Company shall designate those individuals who are Section 16 Persons and deliver a list of the Section 16 Persons eligible to participate in the Plan to the Custodian from time to time or at the request of the Custodian. Such list of Section 16 Persons will be conclusive on the Custodian and the sole source of determining who is a Section 16 Person, and the Custodian shall not be required to further investigate whether a Participant is a Section 16 Person.

2.46. SEPARATION DATE means the date a person is no longer employed by the Employer.

2.47. SUPPLEMENTAL CONTRIBUTION means so much of a Participant's Pre-Tax Savings Contribution as exceeds 3% of the Participant's Compensation.

2.48. TAXABLE WAGE BASE means the contribution and benefit base in effect under Section 230 of the Social Security Act for the first day of any Plan Year.

2.50. THE LIMITED PLAN means the Second Restatement of The Limited Savings and Retirement Plan, effective January 1, 1992.

2.51. THE LIMITED STOCK means stock or securities of The Limited permitted to be held by the Plan under applicable sections of the Code and ERISA.

2.52. THE LIMITED COMMON STOCK FUND means the fund offered as an investment option under The Limited Plan, which is invested in The Limited Stock.

2.53. TOO, INC. STOCK OR COMPANY STOCK means stock or securities of the Company permitted to be held by the Plan under applicable Securities of the Code and ERISA.

2.54. TOO, INC. COMMON STOCK FUND means the fund offered as an investment option under the plan, which is invested in Too, Inc. Stock.

2.55. TOP-HEAVY PLAN means this Plan for any Plan Year if, on the determination date, the top heavy ratio for the Plan (and any other Plan in the Aggregation Group) exceeds sixty (60%) percent. The "top heavy ratio" for the Plan (and any other Plans in the Aggregation Group) is equal to the ratio of the sum of the amounts in (a), (b) and
         (c) below for Key Associates to the sum of such amounts for all Associates who are covered by a defined contribution plan or defined benefit plan which is aggregated in accordance with Section 2.6 of the
         Plan:

         (a) The present value of aggregate Account balances of Participants in the Plan;

         (b) The aggregate account balances of Participants under any defined contribution plan included in Section 2.6 of the Plan; and

         (c) The present value (based on the actuarial assumptions as specified in the applicable defined benefit plan) of the cumulative accrued benefits of Participants calculated under any other defined benefit plan included in Section 2.6 of the Plan.

2.56. TOTAL AND PERMANENT DISABILITY means a physical or mental condition (i) of such severity and probable prolonged duration as to entitle the Participant to disability retirement benefits under the then-existing federal Social Security Act, or (ii) which qualifies as a total disability as defined under long-term disability benefit plan maintained by the Employer for periods after the disability extension period. For purposes of this Plan, a Participant who is found to have incurred a Total and Permanent Disability shall be deemed to have incurred a Separation Date on the date his employment terminates in accordance with the Employer's employment policies.

2.57. TRUST AGREEMENT means the trust agreement entered into between the Company and the Trustee to fund the benefits payable under this Plan, as the same presently exists and as it may from time to time hereafter be amended.

2.58.    TRUSTEE means the party or parties acting as such under the Trust
         Agreement.

2.59. TRUST FUND OR TRUST means all of the assets of the Plan held by the Trustee at any time under the Trust Agreement.

2.60. VALUATION DATE means any day that the New York Stock Exchange is open for business or any other date chosen by the Administrative Committee.

2.61. YEAR OF ELIGIBILITY SERVICE means an Eligibility Computation Period in which a person has 1,000 or more Hours of Service. For purposes of determining whether an Associate has completed a Year of Eligibility Service, an Associate who is on unpaid leave of absence taken under the Family and Medical Leave Act of 1993 shall be credited with the Hours of Service with which he or she would normally have been credited if such leave had not been taken. For purposes of determining whether an Associate who transfers to employment with an Employer directly from employment with The Limited or an affiliate of The Limited has completed a Year of Eligibility Service, service with The Limited or such affiliate of The Limited prior to August 22, 2002 shall be treated as service with the Employer.

2.62. YEAR OF VESTING SERVICE means a Plan Year during which a person is credited with at least 500 Hours of Service. For purposes of determining the Years of Vesting Service for an Associate who transferred employment to the Employer directly from employment with The Limited or an affiliate of The Limited and who participated in The Limited Plan, service with The Limited or an affiliate of The Limited prior to August 22, 2002 shall be treated as service with an Employer. For purposes of determining whether an Associate has completed a Year of Vesting Service, an Associate who is on unpaid leave of absence taken under the Family and Medical Leave Act of 1993 shall be credited with the Hours of Service with which he or she would normally have been credited if such leave had not been taken.


                                   ARTICLE III
                                  PARTICIPATION

3.1.     ELIGIBILITY.

         (a) An Associate who was an active participant in The Limited Plan on October, 1999 shall become a Participant in the Plan on the Effective Date. Each other Associate shall become a Participant on the first day of an Enrollment Period if, on such day, the person (i) is an Associate, (ii) has completed one Year of Eligibility Service and (iii) has attained age 21.

         (b) Participation shall cease at the earlier of the Participant's Separation Date or the end of the Plan Year in which a Participant ceases to be an Associate. If a Participant with a vested interest in his or her Retirement Account and Matching Account incurs a Separation Date and is subsequently reemployed as an Associate, the Associate shall immediately resume participation in the Plan. If an Associate incurs five consecutive Breaks in Service and was not vested in any portion of his or her Retirement Account and Matching Account, the Associate shall, upon reemployment, be required to satisfy the requirements of this Section as though such Associate had not previously been an Associate. If any Years of Eligibility Service are not required to be taken into account because of a period of Breaks in Service to which this Section applies, such Years of Eligibility Service shall not be taken into account in applying this Section to any subsequent Breaks in Service.

3.2. WAIVER OF PARTICIPATION. An Associate shall not have the right to waive participation unless the Administrative Committee, in its sole discretion, determines to allow written waivers of participation. If such waivers are permitted, they shall be permitted on a nondiscriminatory basis and shall be effective on a year-to-year basis only. The Administrative Committee retains the right not to permit waivers in any year or years, even if such waivers have been permitted in previous years.

3.3. CHANGE IN STATUS. In the event that a person who has been in the employ of the Employer in a category of employment not eligible for participation in this Plan subsequently becomes an Associate, he or she shall become a Participant as of the date on which his or her change in status occurs, if, on such date, he or she has otherwise satisfied the requirements for participation in the Plan. If, on such date, he or she has not satisfied such requirements, he or she will become a Participant on the date of satisfaction of said requirements.

3.4. OMISSION OF ELIGIBLE ASSOCIATE. If, in any Plan Year, any Associate who should have been included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the Plan Year has been made and allocated, the Employer shall make a contribution with respect to the omitted Associate equal to the amount which the Associate would have received as allocations of Retirement Contributions had the Participant not been omitted.

3.5. INCLUSION OF INELIGIBLE ASSOCIATE. If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the Plan Year has been made and allocated, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person, and any earnings thereon, unless no deduction is allowable with respect to such contribution. The amount contributed, together with any earnings thereon, with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.

                                   ARTICLE IV
                                  CONTRIBUTIONS

4.1.     RETIREMENT CONTRIBUTIONS.

         (a) All Retirement Contributions shall be apportioned by the Company, in its absolute discretion, between non-service related Retirement Contributions to be allocated under Section 4.1(b) and service-related Retirement Contributions to be allocated under Section 4.1(c).

         (b) The Employer shall make non-service related Retirement Contributions to the Trust Fund, in cash (or other property, to the extent permitted by law), for each Plan Year during which this Plan is in effect, equal to (i) the sum of (A) 4% of Compensation not in excess of the Taxable Wage Base and (B) 7% of Compensation in excess of the Taxable Wage Base for all persons who complete 500 Hours of Service during the Plan Year and are Participants on the last day of the calendar year, or (ii) such other greater or lesser amount as the Company, in its absolute discretion, shall determine prior to the date on which the contributions are required to be made. Non-service related Retirement Contributions shall be allocated to the Retirement Accounts of all persons who complete 500 Hours of Service during the Plan Year and are Participants on the last day of the calendar year (i) first, by allocating such Retirement Contributions to each Participant having Compensation in excess of the Taxable Wage Base according to the relative amounts of such excess Compensation, but in no event more than the lesser of 3% or the base contribution percentage of such excess Compensation, and (ii) second, by allocating the remaining Retirement Contributions to all Participants according to their relative amounts of Compensation. For purposes of this Section, the term "base contribution percentage" means the percentage of Compensation allocated to a Participant as a non-service related Retirement Contribution with respect to Compensation not in excess of the Taxable Wage Base.

         (c) The Employer shall make service-related Retirement Contributions to the Trust Fund in cash for each Plan Year during which this Plan is in effect, equal to (a) 1% of Compensation for all persons who complete 500 Hours of Service during the Plan Year, are Participants on the last day of the calendar year, and have completed five or more Years of Vesting Service as of the last day of the Plan Year, or (b) such greater or lesser amount as the Employer, in its absolute discretion, shall determine prior to the date on which the contributions are required to be made. Service-related Retirement Contributions shall be allocated to the Retirement Accounts of all persons who complete 500 Hours of Service during the Plan Year, are Participants on the last day of the calendar year, and have completed five or more Years of Vesting Service as of the last day of the Plan Year, according to their relative amounts of Compensation.

         (d) For purposes of determining whether an Associate is eligible for an allocation of Retirement Contributions pursuant to
                  Section 4.1(b) or 4.1(c), an Associate on unpaid leave taken under the Family and Medical Leave Act of 1993 shall be credited with the Hours of Service with which he or she would have normally have been credited if such leave had not been taken and any Associate on such leave on the last day of a Plan Year shall be treated as a Participant on such date.

4.2.     PRE-TAX SAVINGS CONTRIBUTIONS.

         (a) Each Participant shall be entitled to submit or modify an Enrollment and Change Designation as of the first day of any Enrollment Period. The Enrollment and Change Designation shall provide for reduction of the Compensation of such Participant and a corresponding contribution to the Plan by the Employer as a Pre-Tax Savings Contribution which shall be allocated to the Participant's Pre-Tax Savings Account. Each Participant shall be entitled to direct in his or her Enrollment and Change Designation that a contribution of 1%, 2% or 3% of Compensation be made as a Basic Contribution for each payroll period of the Employer in an Enrollment Period. Each Participant whose Basic Contributions equal 3% of Compensation for each payroll period shall also be entitled to direct in the Enrollment and Change Designation that a contribution of 1%, 2% or 3% of Compensation be made as a Supplemental Contribution for each payroll period. The Administrative Committee, in its sole discretion, may permit Supplemental Contributions in excess of 3% of Compensation. Notwithstanding the foregoing, Pre-Tax Savings Contributions may be discontinued for the remainder of the Enrollment Period as of any payroll period by written notice delivered to the Employer at least 30 days prior to the last day of such payroll period (or by such other method or such greater or lesser period prior to such date as the Administrative Committee may establish for purposes of administrative convenience).

         (b) The Employer may at its sole discretion make fully vested contributions to the Plan which shall be allocated to the Pre-Tax Savings Accounts, as Supplemental Contributions, of one or more Participants who are Non-Highly Compensated Associates, in such amounts as the Employer directs for the purpose of assuring that the Pre-Tax Savings Contributions of Highly Compensated Associates do not exceed the Compensation Deferral Limits.

         (c) A Participant's Pre-Tax Savings Contribution for a Plan Year, when aggregated with any pre-tax savings contributions made to any other plan maintained by an Affiliate, shall not exceed the limitation set forth in Section 402(g) of the Code. The Pre-Tax Savings Contribution of a Highly Compensated Associate for a Plan Year shall not exceed the Compensation Deferral Limit. The Administrative Committee may reduce or eliminate future Pre-Tax Savings Contributions of some or all Highly Compensated Associates, in such manner as the Administrative Committee determines, so as to comply with a projected Compensation Deferral Limit. Any Pre-Tax Savings Contribution which would exceed any applicable limit shall be returned to the Participant, together with earnings thereon (including any gap period income), within the next following Plan Year. To the extent that any Pre-Tax Savings Contributions are distributed to a Highly Compensated Associate pursuant to this
                  Section 4.2(c), any Matching Contributions allocated to the Highly Compensated Associate with respect to such distributed Pre-Tax Savings Contributions shall be forfeited and applied in accordance with Section 4.7.

         (d) The amount of Pre-Tax Contributions which exceed the Compensation Deferral Limit ("excess contributions") for a Highly Compensated Associate shall be determined in the following manner: First, the Pre-Tax Savings Contributions of the Highly Compensated Associate(s) with the highest dollar amount of Pre-Tax Savings Contributions is reduced to the extent necessary to meet the Compensation Deferral Limit or cause that Highly Compensated Associate's Pre-Tax Savings Contributions to equal the dollar amount of the Pre-Tax Savings Contributions of the Highly Compensation Associate with the next highest dollar amount of Pre-Tax Savings Contributions. This amount is then distributed to the Highly Compensated Associate with the highest dollar amount. However, if a lesser reduction, when added to the total dollar amount already distributed under this step, would equal the total excess contributions, the lesser reduction amount shall be distributed. Second, if the total dollar amount distributed is less than the total excess contributions for the Plan Year for all affected Highly Compensated Associates, the process is repeated until the total dollar amount distributed equals the total excess contributions for the Plan Year.

         (e) The amount of excess contributions to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan Year and excess deferrals to be distributed for a taxable year will be reduced by excess contributions previously distributed for the Plan Year beginning in such taxable year.

4.3.     MATCHING CONTRIBUTIONS.

         (a) The Employer shall make a Matching Contribution in cash for each Participant who makes a Basic Contribution equal to 100% of the Participant's Basic Contribution. Matching Contributions shall be allocated to the Matching Accounts of the Participants with respect to whom the contributions are made.

         (b) For each Plan Year, the Employer may, in its sole discretion, make fully vested contributions to the Plan, which shall be allocated to the Pre-Tax Savings Accounts, as Supplemental Contributions, of one or more Participants who are Non-Highly Compensated Associates, in such amounts as the Employer directs for the purpose of complying with applicable limits on Matching Contributions in the Code.

         (c) In the case of a Participant who is a Highly Compensated Associate, the Matching Contributions allocated to the Participant's Account for the Plan Year shall not exceed the Contribution Percentage Limit. Notwithstanding anything in this Section to the contrary, the Matching Contribution which would otherwise be made to the Accounts of Highly Compensated Associates may be reduced or eliminated to the extent necessary so as not to exceed the Contribution Percentage Limit. The vested portion of the Matching Contribution which would exceed the Contribution Percentage Limit ("excess aggregate contributions") shall be distributed to the Participant, together with earnings thereon (including any gap period income), within the next following Plan Year.

         (d) Parallel steps taken in Section 4.2(d) for excess contributions shall be taken to distribute any excess aggregate contributions under the Plan.

         (e) If the Pre-Tax Savings Contributions and the Matching Contributions for a Plan Year result in the multiple use of the alternative limitation (as defined in Section 401(m)(9) of the Code and the regulations thereunder which are hereby incorporated by reference), the Pre-Tax Savings Contributions and/or the Matching Contributions of the Highly Compensated Associate shall be distributed to such Highly Compensated Associate (or, if forfeitable under the Plan, forfeited) in accordance with Section 401(m)(9) of the Code and the regulations thereunder as directed by the Administrative Committee, so that there is no multiple use of the alternative limitation.

4.4.     ROLLOVER CONTRIBUTIONS.

         An Associate may roll over a cash distribution from a qualified plan or conduit individual retirement account to this Plan, provided that (a) the distribution is (i) received from a qualified plan as an Eligible Rollover Distribution (as defined in Section 8.1(b)(i)), and (ii) rolled over directly from the qualified plan or within the 60 days following the date the Associate received the distribution, or (b) the distribution is (i) received from a conduit individual retirement account which has no assets other than assets attributable to an Eligible Rollover Distribution or a "qualified total distribution" within the meaning of Section 402 of the Code as in effect prior to January 1, 1993, and had been deposited in the conduit individual retirement account within 60 days of the date the Associate received the distribution, plus earnings, (ii) eligible for tax free rollover to a qualified plan, and (iii) rolled over within the 60 days following the date the Associate received the distribution. The Associate shall present a written certification to the foregoing requirements to the Administrative Committee. The Administrative Committee may also require the Associate to provide an opinion of counsel that the amount rolled over meets the requirements of this Section. The foregoing contributions, which shall be Rollover Contributions, shall be accounted for separately and shall be credited to an Associate's Rollover Account. An Associate shall not be permitted to withdraw any portion of his or her Rollover Account until such time as the Associate is otherwise eligible to make a withdrawal from or receive a distribution of his or her Account. An Associate who has made a Rollover Contribution shall be deemed to be a Participant with respect to his or her Rollover Account even if he or she is not otherwise a Participant.

4.5.     TIMING OF CONTRIBUTIONS.

         All Pre-Tax Savings Contributions shall be made on the earliest date on which the Pre-Tax Savings Contributions can reasonably be segregated from the Employer's general assets, but in no event later than the 15th business day of the month following the month in which the Pre-Tax Savings Contributions are withheld or received by the Employer. Retirement Contributions and Matching Contributions shall be made no later than the due date (including extensions) of the income tax return of the Employer for the fiscal year of the Employer which includes the last day of the Plan Year for which such contribution is made. All contributions shall be paid over to the Trustee and shall be invested by the Trustee in accordance with the Plan and the Trust Agreement.

4.6.     ANNUAL ADDITIONS AND LIMITATIONS.

         (a) Notwithstanding any other provisions of the Plan, in no event shall the annual additions to a Participant's Account for any Plan Year exceed the lesser of $30,000 (as adjusted in accordance with Section 415(d) of the Code) or 25% of such Participant's compensation. All amounts contributed to any defined contribution plan maintained by any Affiliate, other than a plan described in Section 415(c)(6) of the Code, shall be aggregated with contributions made by the Employer under this Plan in computing any Participant's annual additions for a Plan Year. In no event shall the amount allocated to the Account of any Participant be greater than the maximum amount allowed under Section 415 of the Code with respect to any combination of plans without disqualification of any such plan. For limitation years beginning before January 1, 2000, in the event a Participant is a participant in a defined benefit plan sponsored by any Affiliate, and the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" (as such terms are defined in Section 415(e) of the Code) would exceed 1.0 but for the operation of this Section, the "defined contribution fraction" shall be reduced so that the sum of the fractions shall not exceed 1.0.

         (b) For purposes of this Section, the term "annual additions" shall mean the sum credited to a Participant's Account for any limitation year of (i) Employer contributions, (ii) Associate contributions, (iii) forfeitures and (iv) amounts described in Code Sections 415(l)(2) and 419(A)(d)(2). In addition, the term "compensation" means an Associate's wages, salaries, bonuses and other amounts received for personal services actually rendered in the course of employment with the Company or any Affiliates, but shall not include Employer contributions to this or any other plan of deferred compensation, distributions from a plan of deferred compensation (other than an unfunded non-qualified plan), amounts realized from the exercise of a non-qualified stock option or from the sale, exchange or other disposition of stock acquired under a qualified stock option plan, and other amounts which receive special tax benefits.

         (c) If a Participant's annual additions would otherwise exceed the limitations set forth in this Section due to a reasonable error in estimating the Participant's Compensation or the allocation of forfeitures, such excess shall be applied as follows:

                  (i) The Participant's Pre-Tax Savings Contributions for the Plan Year (including any income or loss on such amounts for the Plan Year) shall be refunded to the Participant to the extent necessary for the Participant's Annual Additions to meet the limitations of this Section for the Plan Year.

                  (ii) If after the operation of paragraph (i) an excess amount continues to exist for a Participant for a Plan Year, the excess amount shall be held unallocated in a suspense account and used to reduce Retirement Contributions (including any allocation of Forfeitures) and Matching Contributions (including any allocation of Forfeitures) for such Participant's Account as of the end of the next or succeeding limitation year; provided, that the Participant is covered by the Plan as of the end of that limitation year. If the Participant is not covered by the Plan as of the end of that limitation year, the unallocated amounts shall be allocated to the Accounts of all other Participants in proportion to their Compensation for such limitation year up to maximum limitations of this Section.

4.7. FORFEITURES. Forfeitures shall be applied to reduce contributions in such manner as the Administrative Committee determines.

4.8.     EXCLUSIVE BENEFIT; REFUND OF CONTRIBUTIONS.

         (a) All contributions made by the Employer are made for the exclusive benefit of the Participants and their Beneficiaries, and except as otherwise permitted by law, such contributions shall not be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries, including the costs of maintaining and administering the Plan and Trust Fund.

         (b) Notwithstanding the foregoing, amounts contributed to the Trust Fund by the Employer may be refunded to the Employer under the following circumstances and subject to the following limitations:

                  (i) To the extent that a federal income tax deduction is disallowed for any contribution made by the Employer, the Trustee shall return to the Employer the amount so disallowed within one year of the date of such disallowance; and

                  (ii) In the event a contribution is made, in whole or in part, by reason of a mistake of fact, the Trustee shall return to the Employer so much of such contribution as is attributable to the mistake of fact within one year after the payment of the contribution to which the mistake applies.

                  (iii) In the event that the Internal Revenue Service determines that the Plan does not initially qualify under Section 401(a) of the Code, all assets then held under the Plan shall be returned by the Trustee to the Employer if so directed by the Administrative Committee. Such payment shall be made within one year after the date on which the initial qualification is denied. Upon receipt of such payment by the Employer, the Plan shall be considered to be rescinded and to be of no further force or effect.

         (c)      In the case of a refund described in Paragraph (i) or (ii) of
                  Section 4.8(b), the amount to be returned shall be the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal attributable to the mistaken contribution would cause the balance of the individual account of any Participant to be less than the balance which would have been in the account had the mistaken amount not been contributed, then the amount to be returned to the Employer must be limited to avoid such reduction.

4.9. ACCOUNT TRANSFERS FROM THE LIMITED PLAN. The accounts under The Limited Plan of all Associates who were active participants in The Limited Plan on October 1, 1999, shall be transferred to this Plan as of the Effective Date. At the discretion of the Administrative Committee, the accounts under The Limited Plan of Associates who transfer to the Company or an Affiliate directly from The Limited or an affiliate of The Limited subsequent to the Effective Date, may also be transferred to the Plan.

                                    ARTICLE V
                          INVESTMENT OF THE TRUST FUND

5.1.     INVESTMENT DIRECTION.

         (a) Each Participant shall have the right to direct, in multiples of one percentage point, that (i) future contributions to the Participant's Account be invested in one or more of the Investment Funds, and (ii) the existing balance in the Participant's Account be invested in one or more Investment Funds. A Participant may make or change an investment direction as of the first day of any month of the Plan Year (or such other date or dates as the Administrative Committee may from time to time establish), by an Enrollment and Change Designation, made or delivered to the Administrative Committee at least 10 days prior to such date (or such greater or lesser period prior to such date as the Administrative Committee may establish for purposes of administrative convenience).

         (b)      In the case of a Participant who is a Section 16 Person:

                  (i) a transfer of funds from the Too, Inc. Common Stock Fund to another Investment Fund may only be effected by such Participant pursuant to an election made at least six months following the date of the most recent election by such Participant, with respect to any employee benefit plan of the Company, to effect a Discretionary Transaction (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) that is an acquisition of Too, Inc. Stock.

                  (ii) a transfer of funds into the Too, Inc. Common Stock Fund from another Investment Fund may only be effected by such Participant pursuant to an election made at least six months following the date of the most recent election by such Participant, with respect to an employee benefit plan of the Company, to effect a Discretionary Transaction that is a disposition of Too, Inc. Stock.

5.2. ABSENCE OF INVESTMENT DIRECTION. Any portion of a Participant's Account as to which the Participant fails to provide an investment direction shall be invested by the Trustee in a fund which is designed to preserve principal and income while maximizing current income.

5.3. INVESTMENT FUNDS. One of the Investment Funds shall be the Too, Inc. Common Stock Fund, consisting of Too, Inc. Stock and cash or cash equivalents needed to meet the obligations of such fund or for the purchase of Too, Inc. Stock. The Administrative Committee shall direct the Trustee to create and maintain one or more other Investment Funds according to investment criteria established by the Administrative Committee. The Administrative Committee shall have the right to direct the Trustee to merge or modify any existing Investment Funds, or to create additional Investment Funds, after notice to Participants investing in the affected Investment Funds.

5.4. THE LIMITED STOCK. Participants who previously participated in The Limited Plan, whose account under that plan was invested in whole or in part in The Limited Stock Common Stock Fund and whose account under The Limited Plan has been transferred to this Plan pursuant to Section 4.9, shall be permitted to continue to hold The Limited Stock in their Accounts until they direct the Trustee to sell such stock and invest the proceeds in one or more of the other Investment Funds available under the Plan. Participants shall not be entitled to direct that future contributions to their Accounts be invested in The Limited Stock or to have amounts initially invested in one of the other Investment Funds re-invested in The Limited Stock. Cash dividends paid on The Limited Stock held in Participants' Accounts shall be reinvested in The Limited Stock.

5.5. INVESTMENT IN TOO, INC. STOCK. One of the principal purposes of the Plan is to provide Participants with ownership interests in the Employer, and to the extent practicable, all available assets of the Too, Inc. Common Stock Fund shall be used to purchase Too, Inc. Stock, which shall be held by the Trustee until distribution or sale for distribution of cash to Participants or Beneficiaries or until disposition is required to implement changes in investment designations. In addition, all or any portion of any other Investment Funds may consist of Too, Inc. Stock. Notwithstanding anything else in this Plan to the contrary, if the Employer makes all or any part of its contribution in the form of Too, Inc. Stock, such stock shall be held in the Too, Inc. Common Stock Fund, which shall be held, invested and reinvested in Too, Inc. Stock. Such percentage of the Trust Fund, up to 100%, shall be invested in Too, Inc. Stock as results from the operation of this Section.

5.6. VOTING EMPLOYER SECURITIES. The Administrative Committee shall have the power to direct the Trustee in the voting of all Employer Stock held by the Trustee. All voting of Employer Stock shall be in compliance with all applicable rules and regulations of the Securities and Exchange Commission and all applicable rules of or any agreement with any stock exchange on which Employer Stock is being voted is traded. Notwithstanding the foregoing, the Administrative Committee may, in its sole discretion and at any time or from time to time, permit Participants and Beneficiaries to direct the manner in which all or the vested portion of any Employer Stock allocated to their Accounts shall be voted on such matters as the Administrative Committee permits. Upon timely receipt of directions under this Section from the Administrative Committee, Participant or Beneficiary, the Trustee shall vote all Employer Stock as directed. If the Trustee does not receive timely directions from the Administrative Committee, Participant or Beneficiary under this Section, the Trustee shall not vote the Employer Stock with respect to which direction was not given.

5.7. TENDER OFFERS. Each Participant and Beneficiary shall have the sole right to direct the Trustee as to the manner in which to respond to a tender or exchange offer for Employer Stock allocated to such person's Account. The Administrative Committee shall use its best efforts to notify or cause to be notified each Participant and Beneficiary of any tender or exchange offer and to distribute or cause to be distributed to each Participant and Beneficiary such information as is distributed in connection with any tender or exchange offer to holders generally of Employer Stock, as the case may be, together with the appropriate forms for directing the Trustee as to the manner in which to respond to such tender or exchange offer. Upon timely receipt of directions under this Section from the Participant or Beneficiary, the Trustee shall respond to the tender or exchange offer in accordance with, and only in accordance with, such directions. If the Trustee does not receive timely directions from a Participant or Beneficiary under this Section, the Trustee shall not tender, sell, convey or transfer any Employer Stock held in such person's Account in response to any tender or exchange offer.

5.8. INVESTMENT MANAGERS. The Administrative Committee may appoint one or more investment managers to manage all or any portion of all or any of the Investment Funds, and one or more custodians for all or any portion of any Investment Fund. The Administrative Committee may also establish investment guidelines for the Trustee or any one or more investment managers and may direct that all or any portion of the assets in an Investment Fund be invested in one or more guaranteed investment contracts having such terms and conditions as the Administrative Committee deems appropriate. The Administrative Committee or the Trustee, at the direction of the Administrative Committee, may enter into such agreements as the Administrative Committee deems advisable to carry out the purposes of this Section.

                                   ARTICLE VI
                            VALUATIONS AND CREDITING

6.1. VALUATIONS. The Trust Fund shall be valued by the Trustee at fair market value as of the close of business on each Valuation Date. In determining the fair market value of assets, the Trustee may appraise such assets itself or, in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers. All Accounts shall be maintained on a share basis.

         The Administrative Committee or its delegate may, for administrative purposes, establish unit values for one or more investment funds (or any portion thereof) and maintain the accounts setting forth each Participant's interest in such investment fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures the Administrative Committee or its delegate shall deem to be fair, equitable and administratively practicable. In the event that unit accounting is thus established for any investment fund (or any portion thereof) the value of a Participant's interest in that investment fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such investment fund (or any portion thereof) multiplied by the number of units then credited to the Participant.

6.2. CREDITS TO AND CHARGES AGAINST ACCOUNTS. All crediting to and charging against Accounts shall be made as follows:

         (a)      First, there shall be determined the net adjusted Account by
                  (i) charging all distributions and withdrawals made during the period from the prior Valuation Date to the current Valuation Date, and (ii) at the option of the Administrative Committee, charging specifically against the Accounts of Participants all or a portion of administrative expenses relating to the maintenance of such Accounts.

         (b) Second, all earnings of the Trust Fund shall be allocated to and among the Participants' Accounts according to their net adjusted Accounts and the relative portions of such Accounts which are invested in each Investment Fund.

         (c)      Last, contributions shall be credited to each Participant's
                  Account.

6.3. EXPENSES. All brokerage fees, transfer taxes, and other expenses incurred in connection with the investment of the Trust Fund shall be added to the cost of such investments or deducted from the proceeds thereof, as the case may be. All other costs and expenses of administering the Plan shall be paid from the Trust Fund unless the Employer elects to pay such costs and expenses.

6.4. REIMBURSEMENT OF TRUST FUND. If the operation of the intra-plan accounting rules used in the administration of the Plan and/or the distribution provisions of the Plan result in a loss or charge against the Trust Fund or any portion of the Trust Fund, the Employer may in its sole discretion make an additional contribution to the Plan to place the Trust Fund or the portion thereof in the position it would have been in the absence of such loss or charge. Such a contribution shall be treated as a reimbursement of the Trust Fund and not as a contribution subject to Sections 4.1 through 4.6.

                                   ARTICLE VII
                       VESTING AND SEPARATION FROM SERVICE

7.1.     VESTED PERCENTAGE.

         (a) A Participant shall at all times be fully vested in his or her Pre-Tax Savings Account, Post-Tax Savings Account and Rollover Account.

         (b) A Participant's Retirement Account and Matching Account shall become fully vested at the Participant's Normal Retirement Date, or upon his or her Total and Permanent Disability or death prior to otherwise incurring a Separation Date. The Normal Retirement Date, Total and Permanent Disability or death of a Participant after incurring a Separation Date shall not increase the vesting of the Participant's Account.

         (c) A Participant's vested interest in the Participant's Retirement Account and Matching Account shall be determined under the following table:

                           YEARS OF VESTING SERVICE           VESTED PERCENTAGE

                           less than 3                                   0%
                           3                                            20%
                           4                                            40%
                           5                                            60%
                           6                                            80%
                           7 or more                                   100%

7.2. FORFEITURE AND RESTORATION. When a Participant whose vested percentage is less than 100% incurs a Separation Date and either receives a distribution of the vested portion of the Participant's Account or has no vested interest in the Plan, the nonvested portion of the Participant's Account shall be forfeited and applied in accordance with
         Section 4.7. If a former Participant whose Account has been forfeited in whole or in part becomes a Participant prior to incurring five consecutive Breaks in Service, all amounts forfeited shall be restored to the Participant's Account before the end of the Plan Year in which the person becomes a Participant, such restored amounts shall come from forfeitures from the Accounts of other Participants for the Plan Year of restoration, or, if no such forfeitures occur during that Plan Year, from additional Employer contributions. The vested portion of the Retirement and Matching Accounts of a Participant who has received any distribution from the Participant's Retirement or Matching Account shall be not less than an amount ("X") determined by the formula X = P(AB +(R)x D)) -(R)x D), where "P" is the vested percentage at the relevant time, "AB" is the Account balance at the relevant time, "D" is the amount of the distribution not previously repaid by the Participant (if applicable), and "R" is the ratio of the Account balance at the relevant time to the Account balance after distribution; the relevant time is the time at which, under the Plan, the vested percentage in the Account cannot increase. Such vested percentage will be adjusted to reflect forfeitures or partial forfeitures from such Account and the restoration of principal amounts of forfeitures.

7.3.     EFFECT OF BREAKS IN SERVICE.

         (a) If a person incurs five consecutive Breaks in Service and subsequently becomes a Participant, and if the Participant was not vested in any portion of his or her Retirement Account and Matching Account prior to the Breaks in Service, the Years of Vesting Service completed by the Participant prior to the Breaks in Service shall not be taken into account in determining the Participant's vested interest in his or her Retirement Account and Matching Account accruing after the Breaks in Service. If any Years of Vesting Service are not required to be taken into account because of the operation of this Section, such Years of Vesting Service shall not be taken into account in applying this Section to any subsequent Breaks in

                  Service. In the case of a Participant who resumes participation in the Plan before incurring five consecutive Breaks in Service, the Years of Vesting Service completed by the Participant both prior to and after the Breaks in Service will be taken into account in determining the Participant's vested interest in his or her Retirement Account and Matching Account accruing both prior to and after the Breaks in Service.

         (b) Notwithstanding anything in this Plan to the contrary, an individual reemployed under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA," chapter 43 of title 38, United States Code) is treated with respect to the Plan as not having incurred a Break in Service with the Employer by reason of such individual's period of qualified military service (as defined in Section 414(u)(5) of the Code). Each period of such qualified military service served by such individual is, upon reemployment, deemed with respect to the Plan to constitute service with the Employer for the purpose of determining the nonforfeitability of the individual's accrued benefits under the Plan and for purposes of determining the accrual of benefits under the Plan. Such reemployed individual is entitled to accrued benefits that are contingent on the making of, or derived from, employee contributions or elective deferrals only to the extent the individual makes payment to the Plan with respect to such contributions or deferrals. No such payment may exceed the amount the individual would have been permitted or required to contribute had the individual remained continuously employed by the Employer throughout the period of qualified military service. Any payment to the Plan shall be made during the period beginning with the date of reemployment and whose duration is three times the period of the qualified military service (but not greater than five years). The determination of an individual's reemployment rights under USERRA shall be made in accordance with Section 414(u) of the Code and the regulations thereunder.

7.4. AMENDMENTS TO VESTING SCHEDULE. If the vesting schedule under this Plan is amended, (a) no such amendment shall decrease any Participant's vested percentage, and (b) each Participant who has completed at least three Years of Vesting Service with the Employer may irrevocably elect in writing to have the vested percentage of his or her Account determined without regard to such amendment. The election period shall begin on the date the amendment is adopted and end on the latest of (i) the date 60 days after the Plan amendment is adopted; (ii) the date 60 days after the date the Participant is issued written notice of the Plan amendment by the Administrative Committee or the Employer; or
         (iii) such later date as may be specified by the Administrative Committee.

7.5 CHANGE IN CONTROL. Upon the occurrence of a Change in Control, all portions of the Participant's account which are not fully vested shall become fully vested.


                                  ARTICLE VIII
                                    BENEFITS

8.1.     FORMS OF BENEFIT PAYMENTS.

         (a) A Participant or Beneficiary shall receive any benefits to which he or she is entitled in the form of a single sum distribution consisting of cash and/or shares of Employer Stock. Amounts not invested in an Employer Stock Fund shall be distributed in cash. Amounts invested in an Employer Stock Fund shall be distributed in cash, unless the Participant or Beneficiary elects to receive such amount in whole shares of Employer Stock (plus cash for any fractional shares).

         (b) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section 8.1(b), the following definitions shall apply:

                  (i) ELIGIBLE ROLLOVER DISTRIBUTION. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (ii) ELIGIBLE RETIREMENT PLAN. An Eligible Retirement Plan is an individual retirement account described in
                           Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (iii) DISTRIBUTEE. A Distributee includes an Associate or former Associate. In addition, the Associate's or former Associate's surviving spouse and the Associate's or former Associate's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (iv) DIRECT ROLLOVER. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (c) On each Valuation Date, the Administrative Committee shall direct the person or entity maintaining Plan records to determine the value of a Participant's Account for which a distribution request has been made or which may otherwise be payable. As soon as administratively practicable after the receipt of direction from the Administrative Committee, the person or entity maintaining Plan records shall provide the information to the Trustee. As soon as administratively practicable after the receipt of information, the Trustee shall distribute any benefit which is payable to a Participant or Beneficiary. The amount of cash to be distributed to a Participant or Beneficiary shall be the value of the Participant's Account, including the value of Employer Stock in the Participant's Account, multiplied by the Participant's vested percentage as of such Valuation Date. If after the Valuation Date following a distribution the Administrative Committee determines that a Participant's vested percentage increased and/or that additional contributions are allocable to the Participant's Account, a distribution shall be made of the additional distributable amount in accordance with this Section.

8.2. RETIREMENT BENEFIT. Any Participant who has incurred a Separation Date shall receive a retirement benefit in an amount equal to the vested portion of the undistributed balance of the Participant's Account, as follows:

         (i) if the value of the Participant's vested interest in his or her Account exceeds $5,000 (as of the applicable Valuation Date or as of the Valuation Date applicable to any prior partial distribution), after the earlier of the date the Participant requests a distribution or the Participant's Normal Retirement Date; or

         (ii) if the value of the Participant's vested interest in his or her Account is $5,000 or less (as of the applicable Valuation Date or as of the Valuation Date applicable to any prior partial distribution), after the end of the calendar quarter following the calendar quarter of the Participant's Separation Date, unless the Participant elects otherwise, but in no event later than the date specified in (i) above.

         Notwithstanding the foregoing, unless a Participant otherwise elects to receive his benefit on an earlier date, distribution of the Participant's vested interest shall be made not later than 60 days after the close of the Plan Year in which the latest of the following occurs:

                  (i)      the Participant reaches his Normal Retirement Date;

                  (ii) the Participant's 10th anniversary of participation in the Plan; or

                  (iii)    the Participant's Separation Date.

         Notwithstanding anything in this Plan to the contrary, a Participant's benefits shall be paid no later than the April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the employee retires. Clause (ii) of this paragraph shall not apply, except as provided in Section 409(d) of the Code, in the case of a Participant who is a 5-percent owner (as defined in Section 416 of the Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70-1/2, or for purposes of Section 408(a)(6) or
         (b)(3) of the Code. If a Participant dies before receiving a distribution of his or her vested retirement benefit, his or her Beneficiary shall receive a death benefit in lieu of the retirement benefit. The Plan shall be operated and construed in accordance with
         Section 401(a)(9) of the Code and regulations issued thereunder. Any provision of this Section 8.2 which relates to any requirement of
         Section 401(a)(9) of the Code that this Plan is not legally required to comply with for any period shall be void and shall not be applied during such period.

         A Participant's election shall be made on a distribution request form provided by the Administrative Committee and shall be effective if delivered to the Administrative Committee by such date, before or after the applicable Valuation Date, as the Administrative Committee establishes for purposes of administrative convenience.

         No distribution shall be made to any Participant before his Normal Retirement Date unless (i) the prior written consent of the Participant to the distribution has been obtained within the 90-day period ending on the date payments are to be made or commenced, or (ii) the value of the vested portion of the Participant's Accounts does not exceed $5,000 as of the applicable Valuation Date.

         The Administrative Committee shall notify the Participant of the right to defer any distribution until the Participant's Normal Retirement Date. Such notice shall be provided no less than 30 days and no more than 90 days prior to the date that benefit payments are to be made.

         Distributions may commence less than 30 days after the notice required pursuant to the preceding paragraph is given, provided that (i) the Administrative Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

8.3. DEATH BENEFIT. If a Participant dies before receiving a distribution of his or her Account, the Participant's Beneficiary shall receive a death benefit equal to the value of the Participant's undistributed Account. Such distribution shall be paid after the Administrative Committee is notified of the Participant's death.

8.4.     BENEFICIARY DESIGNATION.

         (a) A married Participant may, with the consent of his or her spouse, designate and from time to time change the designation of one or more Beneficiaries or contingent Beneficiaries to receive any death benefit. The designation and consent shall be on a form supplied by the Administrative Committee, which form shall describe the effect of the designation on the Participant's spouse, and shall be signed by the Participant and the Participant's spouse. The spouse's signature shall be witnessed by a Plan representative or a notary public. An unmarried Participant or a married Participant whose spouse has abandoned him or her or cannot be located may designate a Beneficiary or Beneficiaries without the consent of any other person, after having first established to the satisfaction of the Administrative Committee either that he or she has no spouse or that his or her spouse cannot be located. All records of Beneficiary designations shall be maintained by the Administrative Committee.

         (b) In the event that the Participant fails to designate a Beneficiary to receive a benefit that becomes payable under the provisions of this Section, or in the event that the Participant is predeceased by all designated primary and contingent Beneficiaries, (a) if the Participant is survived by a spouse, the death benefit shall be payable to the Participant's surviving spouse who shall be deemed to be the Participant's designated beneficiary for all purposes under this Plan, or (b) if the Participant is not survived by a spouse, the death benefit shall be payable to the following classes of takers, each class to take to the exclusion of all subsequent classes, and all members of each class to share equally unless otherwise indicated: (i) lineal descendants (including adopted children and stepchildren), PER STIRPES;
                  (ii) surviving parents; or (iii) the Participant's estate.

8.5. IN-SERVICE WITHDRAWALS. A Participant who is fully vested in his or her Account and who has participated in the Plan for at least five years may obtain an in-service withdrawal from his or her Account (other than his or her Pre-Tax Savings Account). The percentage of a Participant's Account available for in-service withdrawal is the percentage set forth in the table below, less the percentage of the Participant's Account previously withdrawn:


                  YEARS OF VESTING SERVICE              VESTED PERCENTAGE

                  less than 7                                     0%
                  7 or more but less than 10                     10%
                  10 or more but less than 15                    20%
                  15 or more                                     30%

         In-service withdrawals must be made in multiples of five percentage points. A request for an in-service withdrawal shall be made in such manner and on such forms as the Administrative Committee may determine. An in-service withdrawal shall be charged against a Participant's Account (other than his or her Pre-Tax Savings Account) in such manner as the Administrative Committee determines.

8.6.     DISTRIBUTIONS FOR HARDSHIP.

         (a) A Participant who has an immediate and heavy financial need and who has obtained all distributions, other than hardship distributions, currently available under the Plan may receive a hardship distribution from his or her vested Account balance. For purposes of this Plan, an immediate and heavy financial need is the need for money for:

                  (i) expenses for or necessary to obtain medical care described in Section 213(d) of the Code for the Participant or the Participant's spouse or dependents;

                  (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

                  (iii) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or dependents;

                  (iv) the prevention of the eviction of the Participant from his or her principal residence; or

                  (v) any other similar purpose determined by the Administrative Committee to be necessary to the maintenance of the Participant, or the Participant's spouse or dependents.

         (b)      The amount of the hardship distribution shall be the lesser of
                  (i) the Participant's vested Account balance less income allocated to the Participant's Pre-Tax Savings Account (other than income earned under the Participant's pre-tax savings account under The Limited Plan that was allocated to such account prior to January 1, 1989), or (ii) the amount of the immediate and heavy financial need (including amounts necessary to pay reasonably anticipated taxes and penalties on the hardship distribution). Notwithstanding the foregoing, a Participant may not make a withdrawal for a financial hardship in an amount less than $500 unless his or her vested Account balance (excluding income described in the preceding sentence) is less than or equal to the amount of the financial hardship, in which case the Participant may withdraw 100% of his or her vested Account balance (excluding income described in the preceding sentence). Distributions under this Section shall be deemed to be made as of the Valuation Date preceding the date of distribution and shall reduce the Participant's Account accordingly. Hardship distributions shall be paid in cash and shall be charged against a Participant's Account in such manner as the Administrative Committee determines.

         (c) A Participant who has received a hardship distribution shall not be eligible to make any Pre-Tax Savings Contributions for the 12 months after the hardship distribution. Furthermore, the Participant will be precluded, by means of a legally enforceable agreement, from making any contributions to any nonqualified plan of deferred compensation, including stock option and stock purchase plans, maintained by the Employer. For the calendar year following the calendar year of the hardship distribution, the Participant's Pre-Tax Savings Contributions shall not exceed the limitations set forth in
                  Section 402(g) of the Code, less the amount of the Participant's Pre-Tax Savings Contributions in the calendar year of the hardship distribution.

         (d) A cash withdrawal pursuant to this Section 8.6 that requires a liquidation of the Participant's interest in the Too, Inc. Common Stock Fund, may only be made by a Participant who is a
                  Section 16 Person if such withdrawal is elected by such Participant at least six months following the Participant's most recent election, with respect to any employee benefit plan of the Company, to effect a Discretionary Transaction (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) that is an acquisition of Too, Inc. Stock.

8.7. POST DISTRIBUTION CREDITS. If, after the distribution of retirement or death benefits under this Plan, there remain in a Participant's Account any vested funds, or any vested funds shall be subsequently credited thereto, such funds shall be paid to the Participant or his or her Beneficiary as promptly as practicable.

8.8. PREVENTION OF ESCHEAT. If the Administrative Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Administrative Committee may place the amount of the payment in a segregated account. If a segregated account is an interest bearing account, the interest, which may be net of expenses, shall be credited to the segregated account. If a segregated account holds The Limited Stock, any dividends may be treated as earnings of the Trust Fund or of the segregated account, at the option of the Administrative Committee. After two years from the date such payment is due, the Administrative Committee may mail a notice of the payment to the last known address of such person as shown on the records of the Plan and all Affiliates. If such person has not made claim for the payment within three months after the date of the mailing of the notice or if the notice is returned as undeliverable, then the payment and all remaining payments which would otherwise be due to such person shall be canceled and treated as a forfeiture. If such person later makes a claim for payment, the amount so canceled shall be restored and paid to such person, adjusted for any gains or losses.


                                   ARTICLE IX
                            TOP HEAVY PLAN PROVISIONS

9.1. VESTING SCHEDULE MODIFICATIONS. If the Plan is a Top-Heavy Plan, the vesting schedule set forth in Section 7.1 shall be modified with respect to each Participant who has an Hour of Service while the Plan is a Top-Heavy Plan by substituting the following schedule:

                  YEARS OF VESTING SERVICE       VESTED PERCENTAGE

                  less than 2                                    0%
                  2                                             20%
                  3                                             40%
                  4                                             60%
                  5                                             80%
                  6 or more                                    100%

         If the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be deemed to have been amended to be the schedule set forth in Section 7.1.

9.2. MINIMUM BENEFITS. For each Plan Year that this Plan is a Top-Heavy Plan, the Employer shall contribute, for and on behalf of each person who is a Participant on the last day of the Plan Year, not less than the lesser of (1) 3% of such Participant's compensation (or 5% of such Participant's compensation if the Participant also participates in a top-heavy defined benefit plan in the Aggregation Group), or (b) such Participant's compensation multiplied by a fraction, determined with respect to the Key Associate for whom the fraction is greatest, the numerator of which is the contribution for such Key Associate for the Plan Year (including Pre-Tax Savings Contributions) and the denominator of which is the compensation of such Key Associate for the Plan Year. In determining the minimum benefit, all contributions for any Participant to any plan included in the Aggregation Group shall be taken into account. Pre-Tax Savings Contributions for any Participant other than a Participant who is a Key Associate shall not be taken into account in determining such 3% (or 5%) contribution. For purposes of this Section, compensation means an Associate's wages, salaries, bonuses and other amounts received for personal services actually rendered in the course of employment with the Employer, but shall not include Employer and Associate contributions to this or any other plan of deferred compensation, distributions from a plan of deferred compensation (other than an unfunded non-qualified plan), amounts realized from the exercise of a non-qualified stock option or from the sale, exchange or other disposition of stock acquired under a qualified stock option plan, and other amounts which received special tax benefits. Compensation taken into account for a Participant for a Plan Year shall not exceed the amount permitted under Section 401(a)(17) of the Code.

9.3.     ADJUSTMENT IN BENEFIT LIMITATIONS. In applying the provisions of
         Section 4.6 where a Participant participates in both one or more defined benefit plans and one or more defined contribution plans of the Employer, paragraphs (2)(B) and (3)(B) of Section 415(e) of the Code shall be applied by substituting "1.0" for "1.25", unless (i) the sum of the account balances and the present value of the accrued benefits of Key Associates do not exceed 90% of the account balances and the present value of the accrued benefits of all participants and their beneficiaries, as determined under Section 416(h) of the Code, and (ii) the Employer elects to have Section 9.2 applied by substituting "4%" for "3%" and "7-1/2%" for "5%" therein.

                                    ARTICLE X
                          THE ADMINISTRATIVE COMMITTEE

10.1. APPOINTMENT AND TENURE. The Administrative Committee shall be a committee of not less than three and not more than five members who shall serve at the pleasure of the Board of Directors. Any Administrative Committee member may be dismissed or may resign at any time, with or without cause, upon 10 days' written notice. Vacancies arising by reason of the death, resignation or removal of an Administrative Committee member shall be filed by the Board of Directors. If the Board of Directors fails to act, and in any event until the Board of Directors so acts, the remaining members of the Administrative Committee may appoint an interim Administrative Committee member to fill any vacancy occurring on the Administrative Committee.

10.2. MEETINGS: MAJORITY RULE. The Administrative Committee may act by majority vote of those present taken in a meeting if all members of the Administrative Committee have received at least 10 days' written notice of such meeting or have waived notice and a quorum of a majority of all members is present. The Administrative Committee may also act by majority consent in writing without a meeting.

10.3.    DELEGATION.

         (a) The Administrative Committee may delegate to any of its members or any other person the authority to sign any documents on its behalf or to perform ministerial acts, but no such member or person shall perform any act involving the exercise of any discretion without first obtaining the concurrence of a majority of the members of the Administrative Committee, even through he or she alone may sign any document required by third parties. The Administrative Committee may elect one of its number to serve as chairman. The chairman shall preside at all meetings of the Administrative Committee or shall delegate such responsibility to another Administrative Committee member. The Administrative Committee may elect one or more persons to serve as secretary or assistant secretary of the Administrative Committee. The secretary or assistant secretary may, but need not, be a member of the Administrative Committee. All third parties may rely on any communication signed by the secretary or assistant secretary, acting as such, as an official communication from the Administrative Committee.

         (b) The Administrative Committee may delegate to any division of the discretionary authority to make decisions relating to Plan administration, within limits and guidelines from time to time established by the Administrative Committee. The delegated discretionary authority shall be exercised by the division's senior Human Resources Officer, or his or her delegate. Within the scope of the delegated discretionary authority, such officer or person shall act in the place of the Administrative Committee and his or her decisions shall be treated as decisions of the Administrative Committee.

10.4. REPORTING AND DISCLOSURE. The Administrative Committee shall keep all individual and group records relating to Participants, former Participants and Beneficiaries, and all other records necessary for the proper operation of the Plan, except that the Administrative Committee shall have the right to exercise such authority while conducting any review of a denied claim for benefits. Such records shall be made available to the Employer and to each Participant and Beneficiary for examination during business hours. A Participant or Beneficiary may examine only such records as pertain exclusively to the examining Participant or his or her Beneficiary and the Plan and Trust Agreement. The Administrative Committee shall prepare and furnish to Participants annual statements and all information required by applicable law or the Plan. The Administrative Committee shall prepare and publish, or file with the appropriate governmental officials, all reports and other information required by law to be filed or published.

10.5. CONSTRUCTION OF THE PLAN. The Administrative Committee shall have sole discretionary authority to interpret the Plan and determine all questions arising in the administration, interpretation and application of the Plan. It shall endeavor to act, whether by general rules or by particular decisions, so as to treat all persons in similar circumstances uniformly. The Administrative Committee's interpretations and determinations shall be final and binding on all persons absent fraud or arbitrary and capricious abuse of the wide discretion granted to the Administrative Committee. The Administrative Committee shall provide the Trustee with instructions regarding payments of benefits. The Administrative Committee shall provide directions to the Trustee with respect to valuations at dates other than Valuation Dates and all other matters when called for in the Plan or requested by the Trustee. The Administrative Committee may waive any period of notice required under the Plan. The Administrative Committee shall provide procedures for the determination of claims for benefits, including procedures regarding the review of denied claims.

10.6. ENGAGEMENT OF ASSISTANTS AND ADVISORS. The Administrative Committee shall have the right to hire such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable, including, but not limited to investment managers and/or advisors, accountants, actuaries, attorneys, consultants, clerical and office personnel, and medical practitioners. To the extent that the costs for such assistants and advisors are not paid by the Company, they shall be paid from the Trust Fund as an expense of the Trust Fund at the direction of the Administrative Committee.

10.7. BONDING. The Administrative Committee shall arrange for such bonding as is required by law, but no bonding in excess of the amount required by law shall be required under the Plan.

10.8. COMPENSATION. The members of the Administrative Committee shall serve without compensation for their services, but all expenses of the members in connection with administering the Plan shall be paid or reimbursed by the Trust Fund, except to the extent paid by the Company.

10.9. INDEMNIFICATION OF THE ADMINISTRATIVE COMMITTEE. Each member of the Administrative Committee shall be indemnified by the Company against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent) reasonably incurred by him or her in connection with any action to which he or she may be a party by reason of his or her service as a member of the Administrative Committee except in relation to matters as to which he or she be adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification shall be in addition to such other rights as the Administrative Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind, or otherwise. Service as an Administrative Committee member shall be deemed in partial fulfillment of the member's function as an associate, officer and/or director of the Company, if he or she serves in such capacity as well.


                                   ARTICLE XI
                  ALLOCATION OF AUTHORITY AND RESPONSIBILITIES

11.1. AUTHORITY AND RESPONSIBILITIES OF THE COMPANY. The Company shall have the following authority and responsibilities:

         (a) To establish and communicate to the Trustee a funding policy for the Plan;

         (b) To appoint the Trustee and the Administrative Committee, and to monitor each of their performances;

         (c) To communicate such information to the Administrative Committee and the Trustee as each needs for the proper performance of its duties;

         (d) To provide mechanisms through which the Administrative Committee and the Trustee can communicate with Participants and Beneficiaries;

         (e) To perform such duties as are imposed by applicable law and to serve as the Administrative Committee in the absence of an appointed Administrative Committee; and

         (f) To carry out such other duties as may be assigned to it hereunder.

11.2. AUTHORITY AND RESPONSIBILITIES OF THE ADMINISTRATIVE COMMITTEE. The Administrative Committee shall be the Named Fiduciary with respect to the authority and responsibilities described in Article X.

11.3. AUTHORITY AND RESPONSIBILITIES OF THE TRUSTEE. The Trustee shall have the powers and duties set forth in the Trust Agreement.

11.4. LIMITATIONS ON OBLIGATIONS. No Named Fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under this Plan, under the Trust Agreement, or by operation of law. A Named Fiduciary shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary if the responsibility or authority of the act or omission deemed to be a breach was not within the scope of the said Named Fiduciary's authority or responsibility.


                                   ARTICLE XII
                                CLAIMS PROCEDURES

12.1. APPLICATION FOR BENEFITS. Each Participant or Beneficiary believing himself or herself eligible for benefits under this Plan may apply for such benefits by completing and filing with the Administrative Committee an application for benefits in writing. Before the date on which benefit payments commence, each such application must be supported by such information and data as the Administrative Committee deems relevant and appropriate.

12.2. APPEALS OF DENIED CLAIMS FOR BENEFITS. In the event that any claim for benefits is denied, in whole or in part, the claimant shall be notified of such denial in writing by the Administrative Committee within 90 days after the Administrative Committee receives the claim; provided, that under special circumstances (as determined by the Administrative Committee), the Administrative Committee may extend this period for an additional 90 days by providing written notice of the extension to the claimant within the original 90 day period. The notice advising of the denial shall specify the reason or reasons for denial, make specific reference to pertinent Plan provisions, describe any additional material or information necessary for the claimant to perfect the claim (explaining why such material or information is needed), and shall advise the claimant of the procedure for the appeal of such denial. If the Administrative Committee does not timely respond to a claim in writing within the 90 day period (as extended, if applicable), the claim shall be deemed denied for all purposes under the Plan. Appeals may be made only by the following procedure:

         (a) If a claim is denied (or deemed denied), the claimant or his or her duly authorized representative may, within 60 days after receipt of denial of his or her claim, submit a written request for review by the Administrative Committee of the denied claim, review pertinent Plan documents and submit issues and comments in writing to the Administrative Committee.

         (b) The Administrative Committee shall, within 30 days of receipt of the notice of appeal, establish a hearing date on which the claimant may make an oral presentation to the Administrative Committee in support of his or her appeal and the claimant shall be given not less than 10 days' notice of the date set for the hearing.

         (c) The Administrative Committee shall consider the claimant's written and oral presentations, any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Administrative Committee shall deem relevant. If the claimant elects not to make an oral presentation, the Administrative Committee shall proceed as set forth below as though an oral presentation of the contents of the claimant's written presentation had been made.

         (d) The Administrative Committee shall render a determination upon the appealed claim accompanied by a written statement as to the reasons therefor within 60 days after the Administrative Committee receives the notice of appeal, unless special circumstances or the need to hold a hearing require an extension of up to 60 additional days. However, if the Administrative Committee does not timely respond to the request for review in writing, the request (and underlying claim) shall be deemed denied for all purposes under the Plan. The determination so rendered shall be final and binding upon all parties absent fraud or the arbitrary and capricious abuse of the wide discretion granted to the Administrative Committee.

12.3. REVIEW OF DECISION. Any final decision of the Administrative Committee may be reviewed by a court of competent jurisdiction only if an appeal has been made under Section 12.2.


                                  ARTICLE XIII
               AMENDMENT, TERMINATION, MERGERS AND CONSOLIDATIONS


13.1. AMENDMENT. The provisions of this Plan may be amended at any time and from time to time by the Board of Directors; provided, however, that, except as otherwise permitted by law:

         (a) No amendment shall increase the duties or liabilities of the Trustee without the consent of the Trustee.

         (b)      No amendment shall decrease the balance in any Account.

         (c) No amendment shall provide for the use of funds or assets held to provide benefits under this Plan other than for the benefit of Associates and Beneficiaries, except as may be permitted by applicable law.

         (d) Any amendment, other than an amendment modifying the rate of allocation of Retirement Contributions or Matching Contributions, or an amendment merging the Plan with another qualified plan, may be made without the approval of the Board of Directors if recommended by the Administrative Committee and executed by the proper officers of the Company.

13.2. TERMINATION. While it is the Company's intention to continue the Plan indefinitely in operation, the Company nevertheless reserves the right to terminate the Plan in whole or in part by resolution of its Board of Directors. Termination or partial termination of the Plan shall result in full and immediate vesting in each affected Participant of the affected portion of his or her Account. Plan termination shall be effective as of the date specified by the Company. The Company shall instruct the Trustee on termination of the Plan either to continue to manage and administer the Trust Fund for the benefit of Participants and Beneficiaries pursuant to the terms and provisions of the Trust Agreement, or to pay over to each Participant (and deferred vested former Participant) the value of his or her vested interest, and to thereupon dissolve the Trust Fund. Notwithstanding the foregoing, except as permitted by Section 401(k) of the Code, no portion of a Participant's Pre-Tax Savings Account shall be distributed prior to the Participant's retirement, death, disability, Separation Date, attainment of age 59-1/2, or proven financial hardship.

13.3. PERMANENT DISCONTINUANCE OF CONTRIBUTIONS. While it is the Company's intention to make substantial and recurring contributions to the Trust Fund under the Plan, the Company nevertheless reserves the right at any time to permanently discontinue all Company contributions. Such permanent discontinuance shall be established by resolution of the Board of Directors and shall have the same effect as a termination of the Plan, except that the Trustee shall not have the authority to dissolve the Trust Fund except upon adoption of a further resolution by the Board of Directors to the effect that the Plan is terminated and upon receipt from the Company of instructions to dissolve the Trust Fund.

13.4. SUSPENSION OF EMPLOYER CONTRIBUTIONS. The Employer shall have the right, at any time and from time to time, to suspend contributions to the Trust Fund. Such suspension shall have no effect on the operation of the Plan except as set forth below:

         (a) If the Employer determines that such suspension shall be permanent, a permanent discontinuance of contributions will be deemed to have occurred as of the date of such determination or such earlier date as is specified.

         (b) If a temporary suspension becomes a Plan termination or a complete discontinuance, the termination shall be deemed to have occurred on the earlier of the date specified by the Employer or established by the Administrative Committee or the last day of the Plan Year next following the first Plan Year during the period of suspension in which the Employer did not make contributions.

13.5. MERGERS AND CONSOLIDATIONS OF PLANS. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant, deferred vested former Participant and Beneficiary shall have a benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger in the Plan in which he or she was then a Participant or with respect to which he or she was then a deferred vested former Participant or Beneficiary (had such Plan been terminated at that time).

13.6. TRANSFERS OF ASSETS TO OR FROM PLAN. A transfer of all or any portion of the assets or liabilities of this Plan to any other plan, or the transfer of all or any portion of the assets or liabilities of another plan to this Plan, shall be on the terms and conditions set forth in
         (i) Section 414(1) of the Code; (ii) resolutions of the Board of Directors, to the extent not inconsistent with (i); (iii) a duly executed agreement approved or authorized by the Board of Directors concerning such a transfer, to the extent not inconsistent with (i),
         (ii) or (iii). The Plan shall not accept a direct or indirect transfer of assets which would make the Plan subject to Sections 401(a)(11) and 417 of the Code with respect to any Participant.


                                   ARTICLE XIV
                             PARTICIPATING EMPLOYERS


14.1. ADOPTION BY OTHER CORPORATIONS. With the consent of the Company, any Affiliate may adopt this Plan and all of the provisions hereof as to all or any category of its associates, as a participating employer, by a properly executed document evidencing the intent and will of the board of directors of the other corporation.

14.2. REQUIREMENTS OF PARTICIPATING EMPLOYERS. Each participating employer shall be required to use the same Trustee and Trust Agreement as provided in this Plan, and the Trustee shall commingle, hold and invest as the Trust Fund all contributions made by participating employers, as well as all increments thereof.

14.3. DESIGNATION OF AGENT. With respect to all relations with the Trustee and Administrative Committee, each participating employer shall be deemed to have irrevocably designated the Company as its agent.

14.4. DISCONTINUANCE OF PARTICIPATION. Any participating employer may discontinue or revoke its participating in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall retain assets for the Associates of the discontinued employer under the Plan.

14.5. ADMINISTRATIVE COMMITTEE'S AUTHORITY. The Administrative Committee shall have authority to make any and all necessary rules or regulations, binding upon all participating employers and all Participants, to effectuate the purposes of the Plan.

                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

15.1.    NONALIENATION OF BENEFITS.

         (a) None of the payments, benefits, or rights of any Participant or Beneficiary shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits, and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant or Beneficiary, and no Participant or Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Beneficiary or Beneficiaries as hereinbefore provided.

         (b) The foregoing shall not prohibit distributions under a "qualified domestic relations order" as defined in Section 414(p) of the Code. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders and in accordance with Section 414(p) of the Code. A former spouse of a Participant shall be treated as his or her spouse under the Plan only to the extent specified under a qualified domestic relations order.

         (c) The Trustee may make a lump sum distribution to an alternative payee pursuant to a qualified domestic relations order as soon as administratively practicable following the earlier of the date a Participant attains age 50, or the date a Participant terminates employment. In addition, this Plan specifically authorizes distributions to an alternate payee under a qualified domestic relations order regardless of whether the Participant has attained the earliest retirement age (as defined in the preceding sentence and in Section 414(p) of the
                  Code) only if: (i) the order specifies distribution at the earlier date or permits an agreement between the Plan and the alternate payee authorizing an earlier distribution; and (ii) the alternate payee consents to a distribution prior to the Participant's earliest retirement age if the present value of the alternate payee's benefits under the Plan exceeds $5,000.

15.2. NO CONTRACT OF EMPLOYMENT. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or Account, nor the payment of any benefits, shall give any Participant, Associate, or other person whomsoever the right to be retained in the service of the Company and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

15.3. SEVERABILITY. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included.

15.4. SUCCESSORS. This Plan shall be binding upon the heirs, executors, administrators, personal representatives, successors, and assigns of the parties, including each Participant and Beneficiary, present and future.

15.5. CAPTIONS. The headings and captions herein are provided for convenience only, shall not be considered a part of the Plan, and shall not be employed in the construction of the Plan.

15.6. GENDER AND NUMBER. Except where otherwise clearly indicated by context, the masculine gender shall include the feminine gender, the singular shall include the plural, and vice versa.

15.7. CONTROLLING LAW. This Plan shall be construed and enforced according to the laws of the State of Ohio to the extent not preempted by federal law, which shall otherwise control.

15.8. TITLE TO ASSETS. No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund, upon termination of his or her employment or otherwise, except to the extent of the benefits payable under the Plan to such Participant out of the assets of the Trust Fund. All payments of benefits under the Plan shall be made from the assets of the Trust Fund, and neither the Company nor any other person shall be liable therefor in any manner.

15.9. PAYMENTS TO MINORS, ETC. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed when paid to such person's guardian, to a trustee holding assets for such person or to the party providing, or reasonably appearing to provide, for the care of such person, and such payment shall fully discharge the Trustee, the Administrative Committee, the Company and all other parties with respect thereto.

15.10. RISK TO PARTICIPANTS. Each Participant assumes all risks associated with any decrease in the value of any securities in the Trust Fund and agrees that the Trust Fund shall be the sole source of payments under the Plan and no Affiliates or members of the Administrative Committee shall be responsible of for the payment of any benefits under the Plan.

15.11. ENTIRE AGREEMENT; SUCCESSORS. This Plan, including any election agreements and any amendments thereto, shall constitute the entire agreement between the Company and the Participant. No oral statement regarding the Plan may be relied upon by the Participant. This Plan and any amendment shall be binding on the parties thereto and their respective here is, administrators, trustees, successors and assigns, and on all Beneficiaries. By becoming a Participant, each Associate shall be conclusively deemed to have assented to the provisions of the Plan and the Trust Agreement and to any amendments thereto.

15.12. ELECTRONIC AND TELEPHONIC ELECTIONS. Notwithstanding any provision in this Plan to the contrary, salary reduction agreements and cancellations or amendments thereto, investment elections, changes or transfers, loans, withdrawals decisions, and any other decision or election by a Participant (or Beneficiary) under this Plan may be accomplished by electronic or telephonic means which are not otherwise prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Administrative Committee or its delegates.

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



                                      * * *

IN WITNESS WHEREOF, the Company has caused the First Amended and Restated Savings and Retirement Plan to be executed by its duly authorized officer this 10th day of May, 2000.


                                  TOO, INC.

                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________



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